                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  December 18, 1995



                            PRECISION AEROTECH, INC.
             (Exact name of registrant as specified in its charter)



Delaware                    1-9276            33-0171440
--------------------     -----------      ------------------
(State or other          (Commission      (I.R.S. Employer
  jurisdiction           File Number)     Identification No.)
of incorporation)



            7777 Fay Avenue, Suite 200, La Jolla, California  92037
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (619) 456-2992
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ITEM 5.   OTHER EVENTS

          See attached Press Release.


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION AEROTECH, INC.
(Registrant)



By: /s/ R. W. Detweiler                Date:   December 18, 1995
    -------------------                       -------------------
     R. W. Detweiler
     Chairman, President and
      Chief Executive Officer

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